UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 3, 2016

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 3, 2016, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of The Cheesecake Factory Incorporated (the “Company”) approved the following annual base salaries for the executive officers of the Company whose names and titles are listed below. Such base salaries were effective March 2, 2016 and are reflected in the 2016 Employment Agreements described below.

Name	Title	Amount
David Overton	Chairman of the Board and Chief Executive Officer	$995,000
David M. Gordon	President	$575,000
W. Douglas Benn	Executive Vice President and Chief Financial Officer	$515,000
Debby R. Zurzolo	Executive Vice President, General Counsel and Secretary	$482,000
Max S. Byfuglin	President, The Cheesecake Factory Bakery, Inc.	$425,000

On March 3, 2016, the Compensation Committee also approved amended and restated employment agreements with each of David M. Gordon, W. Douglas Benn, Debby R. Zurzolo and Max S. Byfuglin, in the form of Exhibit 99.1 attached hereto (the “2016 Employment Agreements”). These agreements supersede any prior employment agreements with such executives and eliminated the severance payment tax “gross-up” payment for excise taxes imposed under Section 280G of the Internal Revenue Code, which gross-up provision had been historically included in such contracts.

Each of the 2016 Employment Agreements has an initial term of one year and will extend automatically for additional one year terms, unless either of the parties gives timely notice not to extend. The agreements also provide that the respective executive is eligible to participate in the Company’s non-equity performance incentive plan(s), and equitably with other executive officers in any other plans relating to pension, profit sharing, life, medical, dental and vision care insurance, disability income insurance, automobile, education, or other retirement or employee benefits, to the extent eligible thereunder by virtue of his or her position, tenure and salary. The Compensation Committee determines any future adjustments to base salary under the 2016 Employment Agreements.

In addition, the 2016 Employment Agreements provide for certain benefits upon termination of employment as a result of death or Permanent Disability, a termination by the Company without Cause, or a Constructive Termination, including a Constructive Termination within 18 months of a Change in Control (as such capitalized terms are defined in the 2016 Employment Agreements), including an acceleration of vesting of equity awards which would have vested within 24 months of the termination, provided that any award that is Company performance based, will vest only if, as and when the performance objective is achieved. The foregoing description of the terms and conditions of the 2016 Employment Agreement is qualified in its entirety by the full text of the form of the 2016 Employment Agreement attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by this reference.

On March 3, 2016, the Compensation Committee also approved grants of stock options of the Company’s common stock to each of the executive officers of the Company whose names are listed below under the terms of the Company’s stockholder approved 2010 Stock Incentive Plan, dated February 25, 2010, as amended effective May 28, 2015 (“2010 Stock Incentive Plan”), as follows:

Name	Number of Shares subject to Stock Options
David Overton	82,000
David M. Gordon	19,300
W. Douglas Benn	10,200
Debby R. Zurzolo	8,900
Max S. Byfuglin	8,100

These options of the Company’s common stock were granted at an exercise price of $50.26 per share, which was the closing price per share for the Company’s common stock on March 3, 2016, the date of grant, and incrementally vest as to 20% of the shares on each of March 3, 2017, March 3, 2018, March 3, 2019, March 3, 2020 and March 3, 2021.

On March 3, 2016, the Compensation Committee also approved grants of stock units of the Company’s common stock to each of the executive officers of the Company whose names are listed below under the terms of the 2010 Stock Incentive Plan, as follows:

Name	Number of Stock Units Awarded-EPS Performance Condition	Number of Stock Units Awarded-EBITDA Performance Condition
David Overton	25,000	25,000
David M. Gordon	5,750	5,750
W. Douglas Benn	3,050	3,050
Debby R. Zurzolo	2,650	2,650
Max S. Byfuglin	2,400	2,400

These stock units, each representing the equivalent of one share of the Company’s common stock, were granted subject to achievement of a performance condition based upon either (i) cumulative fully diluted earnings per share (“EPS”) over a three year fiscal period, as to the stock units subject to an EPS performance condition, or (ii) income from operations, before interest, taxes, depreciation and amortization, less impairments or other accounting related charges (“EBITDA”), as to the stock units subject to an EBITDA performance condition, both of which performance conditions were approved by stockholders under the 2010 Stock Incentive Plan.

The Targeted EPS Performance Condition (as further described in the Notice of Grant and Stock Option Agreement And/Or Stock Unit Agreement attached hereto as Exhibit 99.2) provides that the vesting of this award is subject to the Company achieving a cumulative fully diluted EPS over fiscal years 2016, 2017, and 2018 of at least a specified dollar amount, with the formula providing a threshold, target and a maximum cumulative fully diluted EPS dollar amount for purposes of determining the number of stock units eligible to vest. If at least 83% and up to 120% (or more) of the Targeted EPS Performance Condition is achieved, a number of stock units shall be eligible to vest, the exact number of which will be determined by multiplying a predetermined payout percentage (between 60% to 125%, based upon the level of achievement of the Targeted EPS Performance Condition) by the number of stock units granted at the target amount shown above. Such shares then shall be subject to time based vesting at the rate of 60% of the shares on March 3, 2019 and 20% of the shares on each of March 3, 2020 and March 3, 2021.

The EBITDA performance condition (as further described in the Notice of Grant and Stock Option Agreement And/Or Stock Unit Agreement attached hereto as Exhibit 99.2) provides that vesting of this award is subject to the Company achieving a cumulative EBITDA being equal to or greater than a specified dollar amount for fiscal years 2016 and 2017, or being equal to or greater than a specified dollar amount for fiscal years 2016, 2017 and 2018, whichever occurs earlier. If the EBITDA Performance Condition is satisfied, these stock units are then subject to time-based vesting at the rate of 60% of the shares on March 3, 2019 and 20% of the shares on each of March 3, 2020 and March 3, 2021.

These grants were made pursuant to the terms and conditions of a Notice of Grant and Stock Option Agreement And/Or Stock Unit Agreement for executive officers approved by the Compensation Committee on March 3, 2016. The foregoing description of the terms and conditions of the grants of stock options and of stock units is qualified in its entirety by the full text of the form of Notice of Grant and Stock Option Agreement And/Or Stock Unit Agreement attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by this reference.

ITEM 8.01         OTHER EVENTS

The Company announced on March 3, 2016 that for the third consecutive year FORTUNE magazine has recognized the Company as one of the “100 Best Companies to Work For®.”  The Cheesecake Factory is the only restaurant company included on the list, which list recognizes companies with a strong culture based primarily on a survey that measures employee engagement, pride, trust and camaraderie in the workplace.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1	Form of 2016 Employment Agreement

99.2	Notice of Grant and Stock Option Agreement And/Or Stock Unit Agreement

99.3	The Cheesecake Factory Named on Fortune’s “100 Best Companies To Work For” List For Third Consecutive Year

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2016	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ Cheryl Slomann
Cheryl Slomann
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit	Description
99.1	Form of 2016 Employment Agreement

99.2	Notice of Grant and Stock Option Agreement And/Or Stock Unit Agreement

99.3	The Cheesecake Factory Named on Fortune’s “100 Best Companies To Work For” List For Third Consecutive Year